Execution Version

FOURTH AMENDMENT
FOURTH AMENDMENT, dated as of May 6, 2020 (this “Agreement”), among Gartner, Inc., a Delaware corporation (the “Borrower”), the Lenders party hereto and JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”), which shall amend that certain Credit Agreement, dated as of June 17, 2016 (as amended by that certain First Amendment, dated as of January 20, 2017, that certain Second Amendment, dated as of March 20, 2017, and that certain Incremental Agreement, dated as of April 5, 2017, the “Credit Agreement”), by and among the Borrower, each other Loan Party thereto, the several lenders from time to time parties thereto and JPMorgan Chase Bank, N.A. (the “Administrative Agent”).
W I T N E S S E T H:
WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to the Credit Agreement, and the Borrower has requested that the Credit Agreement be amended as set forth herein to, among other things, modify the financial covenants set forth in Section 7.1(a) and Section 7.1(b) of the Credit Agreement through December 31, 2021;
WHEREAS, as permitted by Section 10.1 of the Credit Agreement, the Required Lenders, the Required Pro-Rata Lenders and the Administrative Agent are willing to consent to the amendments to the Credit Agreement described in Section 2 below upon the terms and conditions set forth herein;

NOW, THEREFORE, the parties hereto hereby agree as follows:
SECTION 1.  Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.
SECTION 2.  Amendments to Credit Agreement. Effective as of the Amendment Effective Date (as defined below), each Lender party hereto (which collectively constitute the Required Lenders and, for the purposes of clause (f) and (g) below, the Required Pro-Rata Lenders) hereby consents to amend the Credit Agreement as follows:
(a)The following definitions are hereby added to Section 1.1 of the Credit Agreement in alphabetical order:
“Affected Financial Institution”: (a) any EEA Financial Institution or (b) any UK Financial Institution.
“BHC Act Affiliate”: of a party means an “affiliate’ (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.
“Covered Entity”: any of the following:
(i)a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);
(ii)a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(iii)a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).
“Covered Party”: as defined in Section 10.20.
“Default Right”: as defined in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“QFC”: the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

“QFC Credit Support”: as defined in Section 10.20.

“Resolution Authority”: an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.
“Supported QFC”: as defined in Section 10.20.

“UK Financial Institutions”: any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended form time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.
“UK Resolution Authority”: the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.
“U.S. Special Resolution Regime”: as defined in Section 10.20.

(b)The following definitions in Section 1.1 of the Credit Agreement are hereby amended and restated in their entirety as follows:
“Bail-In Action”: the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.

“Bail-In Legislation”: (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).

“EEA Financial Institution”: (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member

Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.
“Write-Down and Conversion Powers”: (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.
(c)Section 1.3 is hereby added to the Credit Agreement as follows:
           “1.3 Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized and acquired on the first date of its existence by the holders of its equity interests at such time.”

(d)The pricing grid in clause (b) of the definition of “Applicable Margin” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

Level	Consolidated Leverage Ratio	Applicable Margin for Eurodollar Revolving Loans	Applicable Margin for ABR Revolving Loans	Commitment Fee Rate
I	≥ 5.00 to 1.00	3.25%	2.25%	0.50%
II	> 4.50 to 1.00 < 5.00 to 1.00	2.75%	1.75%	0.40%
III	> 4.00 to 1.00 ≤ 4.50 to 1.00	2.00%	1.00%	0.35%
IV	> 3.50 to 1.00 ≤ 4.00 to 1.00	1.75%	0.75%	0.30%
V	> 2.75 to 1.00 ≤ 3.50 to 1.00	1.50%	0.50%	0.25%
VI	> 1.75 to 1.00 ≤ 2.75 to 1.00	1.375%	0.375%	0.20%
VII	> 0.75 to 1.00 ≤ 1.75 to 1.00	1.25%	0.25%	0.175%
VIII	≤ 0.75 to 1.00	1.125%	0.125%	0.15%

(e)The pricing grid in clause (c) of the definition of “Applicable Margin” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

Level	Consolidated Leverage Ratio	Applicable Margin for Eurodollar Tranche A Term Loans	Applicable Margin for ABR Tranche A Term Loans
I	≥ 5.00 to 1.00	3.25%	2.25%
II	> 4.50 to 1.00 < 5.00 to 1.00	2.75%	1.75%
III	> 4.00 to 1.00 ≤ 4.50 to 1.00	2.00%	1.00%
IV	> 3.50 to 1.00 ≤ 4.00 to 1.00	1.75%	0.75%
V	> 2.75 to 1.00 ≤ 3.50 to 1.00	1.50%	0.50%
VI	> 1.75 to 1.00 ≤ 2.75 to 1.00	1.375%	0.375%
VII	> 0.75 to 1.00 ≤ 1.75 to 1.00	1.25%	0.25%
VIII	≤ 0.75 to 1.00	1.125%	0.125%

(f)Section 7.1(a)(iii) of the Credit Agreement is hereby amended and restated in its entirety as follows: “for the fiscal quarters ending June 30, 2020 through December 31, 2021, 5.00 to 1.00, and for each fiscal quarter thereafter, as provided in clause (i) above;”.
(g)Section 7.1(b)(iii) of the Credit Agreement is hereby amended and restated in its entirety as follows: “for the fiscal quarters ending June 30, 2020 through December 31, 2021, 3.75 to 1.00, and for each fiscal quarter thereafter, as provided in clause (i) above; or”.
(h)Section 10.19 of the Credit Agreement is hereby amended and restated in its entirety as follows:
          “10.19. Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and

(b)the effects of any Bail-In Action on any such liability, including, if applicable:

(i)a reduction in full or in part or cancellation of any such liability;

(ii)a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority.”

(i)Section 10.20 is hereby added to the Credit Agreement as follows:
“10.20. Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Swap Agreements or any other agreement or instrument that is a QFC (such support “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):

In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.”

SECTION 3.  Conditions to Effectiveness. This Agreement shall become effective on the date on which the following conditions precedent have been satisfied or waived (the date on which such conditions shall have been so satisfied or waived, the “Amendment Effective Date”):
(a)Counterparts. The Administrative Agent (or its counsel) shall have received from the Borrower, the Administrative Agent, the Required Lenders and the Required Pro-Rata

Lenders either a counterpart of this Agreement signed on behalf of such party or written evidence reasonably satisfactory to the Administrative Agent (which may include telecopy or other electronic transmission of a signed signature page (whether signed manually or electronically) of this Agreement) that such party has signed a counterpart of this Agreement;

(b)Consent Fee. The Borrower shall have paid to the Administrative Agent, for the account of each Lender that submits its consent hereto to the Administrative Agent prior to 3:00 p.m. New York City time on May 5, 2020, a consent fee as separately agreed and notified to the Lenders; and

(c)Fees and Expenses. The Administrative Agent shall have received on or before the Amendment Effective Date all fees required to be paid as separately agreed by the Administrative Agent.

The Administrative Agent shall notify the Borrower and the Lenders of the Amendment Effective Date, and such notice shall be conclusive and binding.
SECTION 4.  Representations and Warranties. The Borrower hereby represents to the Administrative Agent and each Lender, as follows:
(a)After giving effect to this Amendment, each of the representations and warranties in the Credit Agreement and in the other Loan Documents are true and correct in all material respects (except to the extent that such representation or warranty is already qualified as to materiality) on and as of the date hereof as though made on and as of the date hereof, except to the extent that any such representation or warranty expressly relates to an earlier date, in which case such representation or warranty shall be true and correct in all material respects (except to the extent that such representation or warranty is already qualified as to materiality) as of such earlier date; and
(b)At the time of and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.
SECTION 5.  Effect on the Loan Documents. (a) This Agreement shall not extinguish the Loans outstanding under the Credit Agreement and nothing herein contained shall be construed as a substitution or novation of the Loans outstanding under the Credit Agreement, which shall remain outstanding after the Amendment Effective Date, as modified hereby. Except as specifically amended herein, all Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The Borrower hereby agrees, with respect to each Loan Document to which it is a party, that (i) all of its obligations, liabilities and indebtedness under such Loan Document shall remain in full force and effect on a continuous basis after giving effect to this Agreement, and all of the Liens and security interests created and arising under such Loan Document remain in full force and effect on a continuous basis, and the perfected status and priority of each such Lien and security interest continues in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, after giving effect to this Agreement, as collateral security for its obligations, liabilities and indebtedness under the Credit Agreement and the other Loan Documents.
(b)Upon the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “herein,” “hereto,” “hereunder,” “hereof,” or in the other Loan Documents to the “Credit Agreement”, or, in each case, words of like import shall mean and be a reference to the Credit Agreement, as amended and modified by this Agreement.

(c)Except as expressly set forth in this Agreement, the execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.
(d)The Borrower and the other parties hereto acknowledge and agree that this Agreement shall constitute a Loan Document.
SECTION 6.  Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Agreement, any other documents prepared in connection herewith and the transactions contemplated hereby, including, the reasonable and documented fees and disbursements of counsel to the Administrative Agent, all in accordance with and subject to Section 10.5 of the Credit Agreement.
SECTION 7.  GOVERNING LAW; WAIVER OF JURY TRIAL. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY SUIT, ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM BROUGHT BY OR ON BEHALF OF ANY PARTY RELATED TO OR ARISING OUT OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.
SECTION 8.  Amendments; Execution in Counterparts. This Agreement may not be amended nor may any provision hereof be waived except pursuant to a writing signed by the Borrower, the Administrative Agent and the requisite Lenders in accordance with Section 10.1 of the Credit Agreement. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Agreement by email or facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.
GARTNER, INC.

By: /s/ Craig W. Safian
Name: Craig W. Safian
Title: Executive Vice President and Chief Financial Officer

[Fourth Amendment – Signature Page]

Execution Version
JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and Lender

By: /s/ Kelly Milton
Name: Kelly Milton
Title: Executive Director

Execution Version
JPMORGAN CHASE BANK, N.A.,
as Lender

By: /s/ Sean Chudzik
Name: Sean Chudzik
Title: Authorized Signatory

TD BANK, N.A.

By: /s/ Matt Waszmer
Name: Matt Waszmer
Title: Senior Vice President

[Fourth Amendment – Signature Page]

Execution Version
Wells Fargo Bank, N.A.

By: /s/ Sid Khanolkar
Name: Sid Khanolkar
Title: Director

Execution Version
U.S. BANK NATIONAL ASSOCIATION

By: /s/ Richard J. Ameny, Jr.
Name: Richard J. Ameny, Jr.
Title: Vice President

Execution Version
Bank of America, N.A.

By: /s/ Christopher T. Phelan
Name: Christopher T. Phelan
Title: Senior Vice President

Execution Version

CITIZENS BANK, N.A.

By: /s/ William M. Clossey
Name: William M. Clossey
Title: Senior Vice President

Execution Version
PNC BANK, N.A.

By: /s/ Eleanor Orlando
Name: Eleanor Orlando
Title: Vice President

Execution Version
Truist Bank (Successor in merger with SunTrust)

By: /s/ Matthew J. Davis
Name: Matthew J. Davis
Title: Senior Vice President

Execution Version
BMO HARRIS BANK, N.A.

By: /s/ Christina Boyle
Name: Christina Boyle
Title: Managing Director

Execution Version
Citibank, N.A.

By: /s/ Brian G. Williams
Name: Brian G. Williams
Title: Senior Vice President

Execution Version

CAPITAL ONE, NATIONAL ASSOCIATION

By: /s/ Alfredo Wang
Name: Alfredo Wang
Title: Duly Authorized Signatory

Execution Version
ING Capital LLC

By: /s/ Waqas Chaudhry
Name: Waqas Chaudhry
Title: Vice President

By: /s/ Shirin Fozouni
Name: Shirin Fozouni
Title: Director

Execution Version
People’s United Bank, National Association, as a Lender

By: /s/ James Riley
Name: James Riley
Title: Senior Vice President

Execution Version
HSBC Bank USA, National Association

By: /s/ Robert J. Levins
Name: Robert J. Levins
Title: SVP Team Lead

Execution Version
STIFEL BANK & TRUST

By: /s/ Daniel P. McDonald
Name: Daniel P. McDonald
Title: Vice President

Execution Version
State Street Bank & Trust Company

By: /s/ Ben Rogers
Name: Ben Rogers
Title: Managing Director

Execution Version
Goldman Sachs Bank USA

By: /s/ Jamie Minieri
Name: Jamie Minieri
Title: Authorized Signatory

Execution Version
RAYMOND JAMES BANK, N.A.

By: /s/ Cory Castillo
Name: Cory Castillo
Title: Vice President

Execution Version
Webster Bank, N.A.

By: /s/ George G. Sims
Name: George G. Sims
Title: Senior Vice President

Execution Version
Credit Industriel et Commercial, New York Branch

By: /s/ Eugene Kenny
Name: Eugene Kenny
Title: Vice President

By: /s/ Eric Longuet
Name: Eric Longuet
Title: Managing Director

Execution Version
BANK OF CHINA, NEW YORK BRANCH

By: /s/ Raymond Qiao
Name: Raymond Qiao
Title: Executive Vice President

Execution Version
AZB Funding 8 Limited

By: /s/ Kumiko Kawanago
Name: Kumiko Kawanago
Title: Authorized Signatory

Execution Version
ERSTE GROUP BANK AG

By: /s/ Gregory Aptman
Name: Gregory Aptman
Title: Managing Director

By: /s/ John Fay
Name: John Fay
Title: Senior Vice President

Execution Version
ROYAL BANK OF CANADA

By: /s/ Kevin Quan
Name: Kevin Quan
Title: Authorized Signatory

Execution Version
OCP CLO 2015-9, Ltd.
By: Onex Credit Partners, LLC,
As Portfolio Manager

By: /s/ Paul Travers
Name: Paul Travers
Title: Portfolio Manager

Execution Version
Apollo AF Loan Trust 2012
By: Aflac Asset Management LLC
As Investment Adviser for Apollo AF Loan Trust 2012

By: /s/ Bradley E. Dyslin
Name: Bradley E. Dyslin
Title: Senior Managing Director

Execution Version
Citizens First Bank

By: /s/ Josh Biller
Name: Josh Biller
Title: Senior Vice President

Execution Version
T. Rowe Price Capital Appreciation Fund

By: /s/ Rebecca Willey
Name: Rebecca Willey
Title: Bank Loan Trader

Execution Version
PT Bank Negara Indonesia
(Persero), Tbk
New York Agency
As a Term A Lender

By: /s/ Jerry Phillips
Name: Jerry Phillips
Title: Relationship Manager

By: /s/ Aidil Azhar
Name: Aidil Azhar
Title: General Manager

Execution Version
California Street CLO XII, Ltd.
By: Symphony Asset Management LLC

By: /s/ Judith MacDonald
Name: Judith MacDonald
Title: General Counsel/Authorized Signature

Execution Version
THE GOVERNOR AND COMPANY OF THE BANK
OF IRELAND, as Lender

By: /s/ Ford Young
Name: Ford Young
Title: Authorized Signatory

By: /s/ Keith Hughes
Name: Keith Hughes
Title: Authorized Signatory

Execution Version
OCP CLO 2015-10, Ltd.
By: Onex Credit Partners, LLC,
As Portfolio Manager

By: /s/ Paul Travers
Name: Paul Travers
Title: Portfolio Manager

Execution Version
OCP CLO 2015-8, Ltd.
By: Onex Credit Partners, LLC,
As Portfolio Manager

By: /s/ Paul Travers
Name: Paul Travers
Title: Portfolio Manager

Execution Version
TriState Capital Bank

By: /s/ Ellen Frank
Name: Ellen Frank
Title: Senior Vice President

Execution Version
Octagon Delaware Trust 2011
By: Aflac Asset Management LLC
As Investment Adviser for Octagon Delaware Trust 2011

By: /s/ Bradley E. Dyslin
Name: Bradley E. Dyslin
Title: Senior Managing Director

Execution Version
55 Loan Strategy Fun Series 2 A Series Trust of
Multi Manager Global Investment TrustBy: BlackRock Financial Management Inc., Its
Investment Manager

By: /s/ Gina Forziati
Name: Gina Forziati
Title: Authorized Signatory

Execution Version
OFSI Fund VII, Ltd.
By: OFS Capital Management, LLC
Its: Collateral Manager

By: /s/ Joseph DeSapri
Name: Joseph DeSapri
Title: Director

Execution Version
Symphony CLO XIV, Ltd
By: Symphony Asset Management LLC

By: /s/ Judith MacDonald
Name: Judith MacDonald
Title: General Counsel/Authorized Signature

Execution Version
Cathay Bank

By: /s/ Dean Kawai
Name: Dean Kawai
Title: Senior Vice President

Execution Version
Liberty Bank

By: /s/ Donald Peruta
Name: Donald Peruta
Title: Senior Vice President

Execution Version
GLG Ore Hill CLO 2013-1, LTD.

By: /s/ Jonathan Newman
Name: Jonathan Newman
Title: Asset Manager

Execution Version
AIB Debt Management, Limited
As Lender

By: /s/ Ellen Kenneally
Name: Ellen Kenneally
Title: Investment Advisor to AIB Debt Management, Limited

By: /s/ Joan Chen
Name: Joan Chen
Title: Investment Advisor to AIB Debt Management, Limited

Execution Version
BANNER BANK

By: /s/ Thomas Marks
Name: Thomas Marks
Title: Vice President

Execution Version
Camden National Bank, as a Lender

By: /s/ Nathan Williams
Name: Nathan Williams
Title: Vice President

Execution Version
Canyon Capital CLO 2014-1, Ltd.
By: Canyon Capital Advisors LLC, its Collateral Manager

By: /s/ Jonathan M. Kaplan
Name: Jonathan M. Kaplan
Title: Authorized Signatory

Execution Version
Elevation CLO 2015-4, Ltd.
Elevation CLO 2020-12, Ltd.

By: /s/ Sanjai Bhonsle
Name: Sanjai Bhonsle
Title: Partner, Portfolio Manager

Execution Version
NJP Loan Fund 2016 A Series Trust of Multi
Manager Global Investment Trust
By: NEUBERGER BERMAN INVESTMENT
ADVISERS LLC, as Investment Manager

By: /s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

Execution Version
Silvermore CLO, LTD.

By: /s/ Jonathan Newman
Name: Jonathan Newman
Title: Asset Manager

Execution Version
Brookside Mill CLO Ltd.
By: Shenkman Capital Management, Inc.
As Collateral Manager

By: /s/ Dov Braun
Name: Dov Braun
Title: Chief Financial Officer

Execution Version
NF Loan Trust 2016
Neuberger Berman Investment Advisers LLC
As Investment Manager

By: /s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

Execution Version
55 Loan Strategy Fund Series 4 a Series Trust of
Multi Manager Global Investment Trust
By: BlackRock Financial Management Inc.,
Its Investment Manager

By: /s/ Gina Forziati
Name: Gina Forziati
Title: Authorized Signatory

Execution Version
MP CLO IV, Ltd.
By: MP CLO Management LLC, its Manager

By: /s/ Thomas Shandell
Name: Thomas Shandell
Title: Chief Executive Officer

Execution Version
Halcyon Loan Advisors Funding 2013-1 Ltd.
Halcyon Loan Advisors Funding 2013-2 Ltd.
Halcyon Loan Advisors Funding 2014-1 Ltd.
Halcyon Loan Advisors Funding 2014-3 Ltd.
Halcyon Loan Advisors Funding 2015-1 Ltd.
Halcyon Loan Advisors Funding 2015-2 Ltd.
Halcyon Loan Advisors Funding 2015-3 Ltd.

By: /s/ John Freese
Name: John Freese
Title: Authorized Signatory

Execution Version
55 Loan Strategy Fund Series 3 A Series Trust of
Multi Manager Global Investment Trust
By: BlackRock Financial Management Inc.,
Its Investment Manager

By: /s/ Gina Forziati
Name: Gina Forziati
Title: Authorized Signatory

Execution Version
VOYA Investors Trust – VY T. Rowe Price Capital
Appreciation Portfolio
By: T. Rowe Price Associates, Inc. as investment advisor

By: /s/ Rebecca Willey
Name: Rebecca Willey
Title: Bank Loan Trader

Execution Version
AXA China Region Leveraged Loans Fund

By: /s/ Vera L. Fernholz
Name: Vera L. Fernholz
Title: Senior Credit Analyst

AXA Germany Leveraged Loans Fund

By: /s/ Vera L. Fernholz
Name: Vera L. Fernholz
Title: Senior Credit Analyst

AXA Ireland Leveraged Loans Fund

By: /s/ Vera L. Fernholz
Name: Vera L. Fernholz
Title: Senior Credit Analyst

AXA UK Leveraged Loans Fund

By: /s/ Vera L. Fernholz
Name: Vera L. Fernholz
Title: Senior Credit Analyst

Columbus Diversified Leveraged Loans Fund

By: /s/ Vera L. Fernholz
Name: Vera L. Fernholz
Title: Senior Credit Analyst

Columbus Global Debt Fund

By: /s/ Vera L. Fernholz
Name: Vera L. Fernholz

Title: Senior Credit Analyst

Execution Version
Avery Point III CLO, Limited
By: Bain Capital Credit, LP, as Portfolio Manager

By: /s/ Andrew Viens
Name: Andrew Viens
Title: Managing Director

Execution Version
Penn Series Funds, Inc. – Flexibly Managed Fund
By: T. Rowe Price Associates, Inc. as investment advisor

By: /s/ Rebecca Willey
Name: Rebecca Willey
Title: Bank Loan Trader

Execution Version
JNL/T. Rowe Price Capital Appreciation Fund

By: /s/ Rebecca Willey
Name: Rebecca Willey
Title: Bank Loan Trader

Execution Version
Chubb Tempest Reinsurance Ltd
By: KKR FI Advisors LLC

By: /s/ Jeffrey Smith
Name: Jeffrey Smith
Title: Authorized Signatory

Execution Version
Romark WM-R Ltd
By: Romark CLO Advisors LLC
As Collateral Manager

By: /s/ Dov Braun
Name: Dov Braun
Title: Chief Financial Officer

Execution Version
Invesco Floating Rate Fund
By: Invesco Senior Secured Management, Inc.
As Sub-Adviser

By: /s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

Execution Version
John Hancock Funds II – Capital Appreciation Value Fund
By: T. Rowe Price Associates, Inc.
As Investment Sub-Advisor

By: /s/ Rebecca Willey
Name: Rebecca Willey
Title: Bank Loan Trader

Execution Version
AZL T. Rowe Price Capital Appreciation Fund
By: T. Rowe Price Trust Company,
As Investment Sub-Advisor

By: /s/ Rebecca Willey
Name: Rebecca Willey
Title: Bank Loan Trader

Execution Version
Diversified Credit Portfolio Ltd.
By: Invesco Senior Secured Management, Inc.
As Investment Advisor

By: /s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

Execution Version
Limerock CLO III, Ltd.
By: Invesco Senior Secured Management, Inc.
As Collateral Manager

By: /s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

Execution Version
Chubb Bermuda Insurance Ltd

By: /s/ Jeffrey Smith
Name: Jeffrey Smith
Title: Authorized Signatory

Execution Version
INVESCO SSL FUND LLC
By: Invesco Senior Secured Management, Inc.
As Collateral Manager

By: /s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

Execution Version
Upland CLO, Ltd.
By: Invesco Senior Secured Management, Inc.
As Collateral Manager

By: /s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

Execution Version
T.Rowe Price Capital Appreciation Trust

By: /s/ Rebecca Willey
Name: Rebecca Willey
Title: Bank Loan Trader

Execution Version
John Hancock Variable Insurance Trust – Capital Appreciation Value Trust
By: T. Rowe Price Associates, Inc.
As Investment Sub-Advisor

By: /s/ Rebecca Willey
Name: Rebecca Willey
Title: Bank Loan Trader

Execution Version
The City of New York Group Trust
By: Invesco Senior Secured Management, Inc.
As Investment Manager

By: /s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

Execution Version
BOC Pension Investment Fund
By: Invesco Senior Secured Management, Inc.
As Attorney in Fact

By: /s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

Execution Version
Sentry Insurance a Mutual Company
By: Invesco Senior Secured Management, Inc.
As Sub-Advisor

By: /s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

Execution Version
Kaiser Permanente Group Trust
By: Invesco Senior Secured Management, Inc.
As Investment Manager

By: /s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

Execution Version
AMADABLUM US Leveraged Loan Fund a Series
Trust of Global Multi Portfolio Investment Trust
By: Invesco Senior Secured Management, Inc.
As Investment Manager

By: /s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

Execution Version
Invesco Polaris US Bank Loan Fund
By: Invesco Senior Secured Management, Inc.
As Investment Manager

By: /s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

Execution Version
Invesco BL Fund, Ltd.
By: Invesco Management S.A.
As Investment Manager

By: /s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual